STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 003 [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value	$ 2,468,405	$ 2,207,270
Insurance contract at contract value	490,496	488,466
Notes receivable from participants	26,541	24,733
Receivables	166	318
Total assets	2,985,608	2,720,787
Liabilities
Other liabilities	256	307
Total liabilities	256	307
Net assets available for benefits	$ 2,985,352	$ 2,720,480